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                                                                   EXHIBIT 10.21

                                   NINETEENTH
                        AMENDMENT TO EMPLOYMENT AGREEMENT

     JOEL F. GEMUNDER ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Covington, Kentucky (the "Company"), hereby agree as follows:

1. Recitals

     (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates;

     (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. have been transferred to the Company, effective December 31, 1988, including the employment agreement between the Employee and Omnicare, Inc., dated August 4, 1988 (the "Employment Agreement");

     (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on December 31, 1988, May 23, 1989, May 22, 1990, May 21, 1991, May 19, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May 20,
1996, May 19, 1997, May 18, 1998, March 3, 1999, February 25, 2000, March 1,
2000, March 1, 2001, February 6, 2002, September 25, 2002 and March 6, 2003 (the "Prior Amendments"); and

     (d) The Company and the Employee wish to amend the Employment Agreement as set forth below.

2. Amendments

     (a) Section 1.2 of the Employment Agreement is amended by deleting the year "2008" from the third line of Section 1.2 and substituting the year "2009" therefor.

     (b) The amount of unrestricted stock award recognized in lieu of incentive compensation in 2003 is $3,137,994.

 3. General

     Except as previously changed by the Prior Amendments and as specifically amended herein, the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions.



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     IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of March 11, 2004.




EMPLOYEE                         OMNICARE MANAGEMENT
                                 COMPANY

/s/ Joel F. Gemunder             /s/ Cheryl D. Hodges
--------------------             -----------------------
Joel F. Gemunder                 By:  Cheryl D. Hodges
                                 Title:  Vice President